As filed with the Securities and Exchange Commission on April 29, 2003


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2003


                             PLAYTEX PRODUCTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      1-12620                 51-0312772
-------------------------------  ---------------------------  ------------------
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                300 Nyala Farms Road, Westport, Connecticut 06880
                -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (203) 341-4000
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

         ( c )    Exhibits

      Exhibit    Description
      -------    -----------
        99.1     Press release of Playtex Products, Inc., dated April 28, 2003.


Item 9.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition." On April 28, 2003, Playtex Products, Inc. issued a press release announcing its first quarter results for fiscal 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this filing. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in Part I of the Company's Annual Report on Form 10-K for the year ended December 28, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PLAYTEX PRODUCTS, INC.

Date:      April 29, 2003     By:   /S/ GLENN A. FORBES
        --------------------      ---------------------------------------------
                                    Glenn A. Forbes
                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)